U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 7, 2004


                           NEOMEDIA TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



   Delaware                       0-21743                     36-3680347
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(State or Other           (Commission File Number)           (IRS Employer
 Jurisdiction                                              Identification No.)
 Incorporation)



2201 Second Street, Suite 402, Fort Myers, Florida            33901
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  (Address of Principal Executive Offices)                   Zip Code)

                                (239) - 337-3434
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              (Registrant's Telephone Number, including Area Code)

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                 Item 5.02 - Appointment of Principal Officers.

      On August 31, 2004, the Board of Directors of NeoMedia Technologies, Inc. (the "Company") named Charles T. Jensen as the Company's permanent Chief Executive Officer. Jensen, president and Chief Operating Officer of NeoMedia since June 2002, had also been acting CEO since that time. Jensen, 60, joined NeoMedia in 1995 as Chief Financial Officer, and acted in that capacity until June 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NeoMedia Technologies, Inc.
                                         (Registrant)

Date: September 7, 2004            By: /s/ Charles T. Jensen
      -----------------            ---------------------------------------------
                                   Charles T. Jensen, President, Chief Operating
                                   Officer, Chief Executive Officer and Director


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                                  EXHIBIT INDEX

Sequential               Exhibit
Page Number              Document
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    4                      3.1          Press release dated September 7, 2004



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